MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.



                   Supplement dated November 2, 2001 to the
                            Statement of Additional
                       Information dated August 31, 2001

         The section in the Statement of Additional Information captioned "Management of the Fund" beginning on page 14 is amended as follows:

         The biographies of Gregory Mark Maunz and Jeffrey B. Hewson appearing on page 15 are hereby removed and replaced by the following biography of Frank Viola who, together with Theodore J. Magnani, is primarily responsible for the day-to-day management of the Fund's portfolio.

          Frank Viola (37) - Portfolio Manager (1)(2) - Portfolio
          Manager of MLIM since 1997; Treasurer of Merrill Lynch
          Bank & Trust from 1996 to 1997; Vice President of
          Merrill Lynch Capital Markets from 1993 to 1996.






CODE:  13938-0801ALL